EXHIBIT 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Clean Power Concepts Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended April 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011

By:	/s/Michael Shenher
Name: Michael Shenher
Title: Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)